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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2002



                             STRATOS LIGHTWAVE, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-30869            36-4360035
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State or Other Jurisdiction     Commission File Number     I.R.S. Employer
of Incorporation                                           Identification Number

                7444 West Wilson Avenue, Chicago, Illinois 60706
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (708) 867-9600
                                                           --------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5. Other Events

      On May 7, 2002, Stratos Lightwave, Inc. ("Stratos") announced in a press release several significant restructuring initiatives. Management has decided to sell most or all of its Bandwidth Semiconductor subsidiary. Stratos also plans to end production of single-fiber SC, LC, and Escon connectors, as well as single-fiber terminations. Finally, Stratos has made additional staff reductions and taken other actions to reduce excess capacity and consolidate facilities. In connection with these restructuring initiatives, Stratos intends to take a one-time charge including goodwill, inventory, and manufacturing capacity reductions, as well as employee severance costs, in the range of $28 to $30 million. A copy of the press release issued by Stratos is attached hereto as
Exhibit 99.1 and is also incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)   Exhibits

      99.1   Stratos Lightwave, Inc. Press Release issued May 7, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRATOS LIGHTWAVE, INC.


Date: May 9, 2002                       By: /s/ David A. Slack
                                            ------------------------------------
                                                David A. Slack
                                                Vice President, Finance and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Stratos Lightwave, Inc. Press Release issued May 7, 2002.